                                                                   EXHIBIT 10.13


                      ASSIGNMENT AND LICENSE OF TRADEMARKS

         THIS ASSIGNMENT AND LICENSE OF TRADEMARKS is made as of this 2nd day of August, 1997, by and between The TJX Companies, Inc., a Delaware corporation (the "Assignor") and Chadwick's, Inc., a Massachusetts corporation (the "Assignee").

         WHEREAS, the Assignor is the owner of all right, title and interest in and to the trademark applications and registrations set forth on Exhibit A hereto, subject to the non-exclusive license of Hit or Miss Inc. pursuant to the HOM Trademark License Agreement (defined below), and to the unregistered trademark David Hollis (the "Trademarks"); and

         WHEREAS, the Assignee desires to obtain all of the Assignor's right, title and interest in, to and under such Trademarks, including the goodwill of the Assignor's business symbolized by such Trademarks;

         WHEREAS, the Assignor and the Subsidiaries may have remaining inventory of products marked with or sold under the Trademarks;

         WHEREAS, pursuant to this Assignment and License, the Assignee shall grant, and the Assignor and Subsidiaries shall obtain, a limited, non-exclusive, non-sublicenseable and non- assignable license to sell-off products marked with or sold, promoted, advertised or distributed under any of the Trademarks;

         NOW, THEREFORE, the Assignor and Assignee hereby agree as follows:

1. Assignment. For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Assignor, the Assignor hereby sells, conveys, assigns, transfers and delivers to the Assignee, its successors and assigns, all of the Assignor's right, title and interest in, to and under the Trademarks, together with the goodwill of the Assignor's business symbolized by the Trademarks, all applications, registrations and recordings in the United States Patent and Trademark Office (or, in the case of state registrations or recordings, in the equivalent state trademark filing office), if any, relating to the Trademarks and all reissues, extensions or renewals thereof, and together with the right to sue and recover damages for all past or future infringements thereof and to stand in the place of the Assignor in all matters related thereto. The Trademarks are being assigned "as is" without any representation or warranty whatsoever.
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2. Limited License. Assignee hereby grants Assignor and Assignor's Subsidiaries, the royalty-free, non-exclusive, non-assignable and non-sublicensable right, license and privilege (the "License") during the 24-month period following the date hereof to sell-off any of their products ordered or in their possession prior to the date hereof that are marked with or sold, promoted, advertised or distributed under, any of the Trademarks. For the purposes hereof, "Subsidiaries" means all Persons of which Assignor owns directly or indirectly at least a majority of the outstanding capital stock (or other shares of beneficial interest) entitled to vote generally or at least a majority of the partnership, joint venture or similar interests, and "Person" means any individual, partnership, corporation, association, trust, joint venture, unincorporated organization or other entity, and any government, governmental department or agency or political subdivision thereof.

3. Assignment and Assumption of the HOM Trademark License Agreement. Assignor hereby assigns to Assignee all of its rights and obligations under that certain Trademark License Agreement dated September 30, 1995 by and between TJX and Hit or Miss Inc. (the "HOM Trademark License Agreement") attached as Exhibit B hereto and Assignee hereby agrees to assume, perform and observe all obligations, covenants and agreements to be performed by Assignor under the HOM Trademark License Agreement and to be bound in all respects by the terms and conditions thereof as if Assignee was the original party thereto; provided, however, that the assignment and assumption of the HOM Trademark License Agreement hereunder shall exclude any and all obligations, covenants, agreements and terms relating to those trademarks under the HOM Trademark License Agreement that are not Trademarks listed on Exhibit A hereto.

4. Quality Control by Assignor. Assignor hereby acknowledges the distinctiveness, prestige, high reputation and goodwill associated with the Trademarks. Assignor agrees that, in order to preserve such distinctiveness, prestige, high reputation and goodwill associated with the Trademarks as of the date hereof, Assignor at all times will (i) comply with all reasonable quality control policies and procedures communicated by Assignee to Assignor in writing from time to time hereunder, provided that such policies and procedures are consistent with Assignee's quality control policies and procedures as of the date hereof, and (ii) take all other measures reasonably necessary to maintain such distinctiveness, prestige, high reputation and goodwill. Assignor agrees that in the event Assignor or any of its Subsidiaries fails to comply with the provisions of this Section 4 and such failure is not cured within sixty (60) days of Assignor's receipt of written notice from Assignee with respect thereto, the License shall immediately terminate and Assignor and its Subsidiaries shall be required immediately to cease and desist from using the Trademarks.

5. Covenant of Assignor. Assignor acknowledges and agrees that the License is granted to it and its Subsidiaries hereunder solely for the purpose of selling-off inventory generated in the ordinary course of business by Assignor or its Subsidiaries. If prior to the date hereof Assignor or any of its Subsidiaries produced or made available for distribution products


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identified with any of the Trademarks in quantities substantially greater than
Assignor or such Subsidiaries generally produce or make available for distribution in the ordinary course of business, the License shall immediately terminate and Assignor and its Subsidiaries shall be required immediately to cease and desist from using the Trademarks.


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         IN WITNESS WHEREOF, the parties hereto have caused this Assignment and
License of Trademarks to be executed as of the day and year first written above.


                                            THE TJX COMPANIES, INC.



                                            By _____________________________
                                               Title


                                            CHADWICK'S, INC.




                                            By _____________________________
                                                 Title


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
STATE OF           )
                   )   ss.
COUNTY OF          )

         On __________________, 1997, before me, the undersigned, a Notary Public in and for said State, personally appeared _____________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as the ___________________________________ of The TJX Companies, Inc. and acknowledged to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of its Board of Directors.

         WITNESS my hand and official seal.

                        _______________________________

[SEAL]

                                            THE TJX COMPANIES, INC.

                                            By: ______________________________
                                                Name:
                                                Title:

STATE OF           )
                   )   ss.
COUNTY OF          )

         On _________________, 1997, before me, the undersigned, a Notary Public in and for said State, personally appeared _____________________________, personally known to me or proved to me on the basis of satisfactory evidence to be the person who executed the within instrument as the ___________________________________ of Chadwick's of Boston, Ltd. and
acknowledged to me that such corporation executed the within instrument pursuant to its bylaws or a resolution of its Board of Directors.

         WITNESS my hand and official seal.

                        _______________________________

[SEAL]

                                            CHADWICK'S, INC.

                                            By: ______________________________
                                                Name:
                                                Title:


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                                                                       Exhibit A

                                      MARKS

MARK                                        CLASSIFICATION & GOODS
- ----                                        ----------------------

AVERROE                                     Class 25 - clothing, namely pants, skirts, shorts,
Registration No. 1,377,383                  sweaters, shirts and jackets
Registration Date: 01/07/86
8&15 Accepted: 11/13/91
Expires: 01/07/06
Owner: The TJX Companies, Inc.


COLLECTION 7                                Class 25 - clothing, namely suits, jackets, blazers
and design                                  and pants
Registration No. 1,220,988
Registration Date: 12/21/82
8&15 Accepted: 09/11/89
Expires: 12/21/01
Owner: The TJX Companies, Inc.


COLLECTION 7                                Class 14 - Jewelry
Registration No. 1,706,616
Registration Date: 08/11/92
8&15 Due: 08/11/97-98
Owner: The TJX Companies, Inc.


COLLECTION 7                                Class 26 - Hair Accessories, namely bows,
Registration No. 1,708,364                  hairbands and barrettes
Registration Date: 08/18/92
8&15 Due: 08/11/97-98
Owner: The TJX Companies, Inc.


DAVID HOLLIS COLLECTION                     Class 25 - sweaters, shirts, blouses, pants, shorts,
Registration No. 1,277,124                  skirts, blazers, swimwear, dresses, jackets, long
Registration Date: 05/08/84                 coats, slickers and suits
8&15 Accepted: 09/05/90
Expires: 05/08/04
Owner: The TJX Companies, Inc.



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
DAVID HOLLIS COLLECTION                     Class 25 - suits, tops, pants and skirts
Registration No. 1,215,954
Registration Date: 11/09/82
8&15 Accepted: 11/27/89
Expires: 11/09/02
Owner: The TJX Companies, Inc.


GALLAGHER                                   Class 25 - clothing, namely blouses, skirts,
(Supplemental Register)                     dresses, pants, leather pants and skirts and
Registration No. 1,744,104                  outerwear
Registration Date: 12/29/02
8&15 Due: 12/29/98-98
Expires: 12/29/02
Owner: The TJX Companies, Inc.


GALLAGHER                                   Class 18 - leather goods, handbags and eelskin
(Supplemental Register)                     wallets
Registration No. 1,739,273
Registration Date: 12/08/92
8&15 Due: 12/08/97-98
Expires: 12/08/02
Owner: The TJX Companies, Inc.


H M ABERNATHY                               Class 25 - t-shirts, sweaters, shirts, pants, shorts,
Registration No. 1,278,117                  slickers and socks
Registration Date: 05/15/84
8&15 Accepted: 05/16/90
Expires: 05/15/04
Owner: The TJX Companies, Inc.


H M ABERNATHY DESIGN                        Class 25 - outerwear, namely raincoats & rain
Registration No. 1,232,011                  jackets
Registration Date: 03/22/83
8&15 Accepted: 10/16/89
Expires: 03/22/03
Owner: The TJX Companies, Inc.


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
JL PLUM DESIGN                              Class 25 - clothing, namely sweaters and t-shirts
Registration No. 1,214,946
Registration Date: 11/02/82
8&15 Accepted: 11/27/89
Expires: 11/02/02
Owner: The TJX Companies, Inc.


JL PLUM                                     Class 42 - retail store services
Application No. 74/686,582
Application Date:  06/12/95


KATELYN COURT                               Class 25 - clothing, namely blouses, shirts, pants,
Registration No. 1,255,402                  skirts, coats, jackets and dresses
Registration Date: 10/25/83
8&15 Accepted: 10/16/89
Expires: 10/25/03
Owner: The TJX Companies, Inc.


KATHY GALLAGHER                             Class 25 - clothing namely blouses, skirts, and
Registration No. 1,294,496                  dresses
Registration Date: 09/11/84
8&15 Accepted: 01/17/91
Expires: 09/11/04
Owner: The TJX Companies, Inc.


SAIL GEAR                                   Class 25 - clothing, namely slickers, shorts, pants,
Registration No. 1,244,576                  skirts and t-shirts
Registration Date: 07/05/83
8&15 Accepted: 08/15/89
Expires: 07/05/03
Owner: The TJX Companies, Inc.


SUNPOINT                                    Class 25 - clothing, namely swimsuits
Registration No. 1,409,570
Registration Date: 09/16/86
8&15 Accepted: 11/24/92
Expires: 09/16/06
Owner: The TJX Companies, Inc.


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